Exhibit 10.1
IRREVOCABLE PROXY

The undersigned shareholder of Black Rock Coffee Bar, Inc., a Texas corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints the Company, the Chief Executive Officer of the Company and any other designee of the Company, and each of them individually, until the later of (i) two years from the date hereof and (ii) the termination of the Voting Agreement (as defined below) (the “Expiration”), as the sole and exclusive attorneys-in-fact and proxies of the undersigned with full power of substitution and resubstitution, to vote and exercise all voting and related rights with respect to, and to grant a consent or approval in respect of (in each case, to the fullest extent that the undersigned is entitled to do so), all of the shares of Class A common stock, Class B common stock or Class C common stock of the Company that the undersigned owns or over which it has voting control (the “Covered Shares”), upon the terms set forth therein.

Reference is made to the Voting Agreement, dated as of September 11, 2025, by and among the Company and Viking Cake Fuel, LLC, Viking Cake Fuel II, LLC, Jeffrey R. Hernandez 2021 Trust, Tiffany S. Hernandez 2021 Trust, Daniel J. Brand 2021 Trust, Tanya N. Brand 2021 Trust, Jacob V. Spellmeyer 2021 Trust, Juliet A. Spellmeyer 2021 Trust, Bryan D. Pereboom 2021 Trust, and Nicole Pereboom 2021 Trust (the “Voting Agreement”), which was created under Section 6.252 of the Texas Business Organizations Code. Subject to the terms of the Voting Agreement, any and all prior proxies heretofore given by the undersigned with respect to any of the undersigned’s Covered Shares are hereby revoked and the undersigned hereby covenants and agrees not to grant any subsequent proxies with respect to the voting rights of any of the undersigned’s Covered Shares until the Expiration.

Subject to the terms of the Voting Agreement, the attorneys-in-fact and proxies named above or designated by the Company are hereby authorized and empowered by the undersigned at any time after the date hereof and prior to the Expiration to act as the undersigned’s attorney-in-fact and proxy to vote the undersigned’s Covered Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the undersigned’s Covered Shares (including, without limitation, the power to execute and deliver written consents), at every annual or special meeting of shareholders of the Company, including any adjournment or postponement thereof, and in every written consent in lieu of such a meeting. For the avoidance of doubt, this Irrevocable Proxy shall in no way limit (x) the undersigned’s ability to dispose or otherwise transfer the Covered Shares or (y) the ability of any pledgee of the Covered Shares to redeem, exchange or dispose or otherwise transfer such pledged Covered Shares.

The undersigned acknowledges that the proxy granted hereunder is coupled with an interest and is irrevocable to the full extent permitted by applicable law, including to the extent applicable, Section 21.369 of the Texas Business Organizations Code. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. This Irrevocable Proxy shall automatically terminate, and be of no further force or effect, as of the Expiration.

[Signature Pages Follow]

Dated: March 18, 2026
JACOB V. SPELLMEYER 2021 TRUST
By:    IconTrust, LLC
Its:     Trustee

By:    /s/ Andrew Tatay
Name:    Andrew Tatay
Title:    Trust Officer

JULIET A. SPELLMEYER 2021 TRUST
By:    IconTrust, LLC
Its:     Trustee

By:    /s/ Andrew Tatay
Name:    Andrew Tatay
Title:    Trust Officer

BRYAN D. PEREBOOM 2021 TRUST
By:    IconTrust, LLC
Its:     Trustee

By:    /s/ Andrew Tatay
Name:    Andrew Tatay
Title:    Trust Officer

NICOLE R. PEREBOOM 2021 TRUST
By:    IconTrust, LLC
Its:     Trustee

By:    /s/ Andrew Tatay
Name:    Andrew Tatay
Title:    Trust Officer
[Signature Page to Irrevocable Proxy]

Acknowledged and agreed
as of March 18, 2026:

BLACK ROCK COFFEE BAR, INC.

By:    /s/ Samuel Seiberling
Name:    Samuel Seiberling
Title:    Chief Legal Officer
[Signature Page to Irrevocable Proxy]